Exhibit 10.2

Working Capital Loan Contract

REF: JK161213000014

Party A: Shenzhen Highpower Technology Co., Ltd

Address: Building A1, 68 Xinxia Street, Pinghu, Longgang, Shenzhen.

Party B:Bank of Jiangsu, Shenzhen Sub-branch.

Address: 4011, Shennan Road, Futian District, Shenzhen.

According to relevant laws and regulations of China, this contract was agreed by two parties, and both of them will be in accordance with the terms of the contract.

Clause 1 Content of the loan

1. Amount

Currency in: RMB

Amount: RMB Twenty millions only

RMB 20,000,000.00

2. Period: From July 25th, 2013 to July 24th, 2014.

3. Lending rate and interest calculation

(1) Lending rate

Lending rate is a floating rate, which is reset on 21st of every month. Interest rate is the one-year benchmark lending interest rate, set by People’s bank of China, plus 20%.

(2) Interest calculation

Interest is calculated starting from the actual withdrawal date on the actual amount of money withdrawn and the number of days outstanding.

Interest calculation formula: Interest = Principal × actual number of days × daily rate.

Daily rate calculation is: daily rate = APR / 360.

4. Purpose of loan: Purchase of raw materials

5. Evidence of debt

Evidence of debt is part of this contract, and has equal legal effect. In case of a conflict between the contract and evidence of debt the latter shall govern.

Clause 2 Interest settlement

1. Interest settlement takes place on the 20th of each month.

If the final loan principal payment date is different from the interest payment date, the borrower should pay off all interest on the principal payment date.

2. Party A should pay interest on the 20th of each month. Party B can charge interest from Party A’s account in bank of Jiangsu. If Party A does not pay on time, compound interest will be charged interest.

Clause 3 Penalty interest and compound interest

1. For an overdue loan or violation of use of loan purpose, the penalty interest rate of the overdue loan shall be the agreed interest rate plus 50%, and the penalty interest rate of the misappropriated loan shall be the agreed interest rate plus 100%.

Overdue interest bears compound interest with penalty interest rate.

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Clause 4 Withdrawal conditions

1. To conduct a withdrawal, the following conditions must be met when the contract is effective, unless Party B exempts the condition:

(1) Party A has opened the account in Bank of Jiangsu or its sub-branch.

(2) Party A has provided Party B with legal papers, which can prove Party A is of legality, to Party B, including but not limited to the latest business license, approval certificate, joint or cooperate contract, and article of association.

(3) Party A has provided Party B with a withdrawal application, entrusted payment.

(4) Guaranty contract related to this loan, and/or mortgage contract, pledge contract have been effective.

(5) Provide or complete all items requested by this contract and Party B, including but not limited to finishing approval, register, filing, insurance, notarization, and testimony.

(6) Party A has provided Party B with the verification report which can prove its registered capital has been put in place.

(7) Party A has submitted resolution books and power of attorney signed by the board or other authorities to Party B.

(8) Party A should submit written withdrawal application, documentary proof for using of loans

(9) Party A has provided Party B with evidence of debt which has seals.

(10) Party A has provided Party B with credit cards of Party A and guarantee.

(11) Loan contract, guarantee contract, and pledge contract must apply for notarial legalization procedure, if necessary. All notarization fees should be paid by Party A.

(12) All expenses under this contract have been paid by Party A and/or guarantee.

Clause 5 Withdrawal plan

1. If all withdrawal conditions have met, Party A can withdraw 20 million Yuan on July 25th 2013 in one lump sum.

2. Party B has right to refuse providing the loans if Party A doesn’t withdraw on schedule.

Clause 6 The way of payment

1. Entrusted payment.

Party B pay to transactional objects according to withdrawal application and entrusted payment applied by Party A, under the condition of regulated use of purpose by this contract.

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2. Party B has the right to consult with Party A about withdrawal conditions, and stop the loan or request Party A to repay the loan in advance, if the following situations occurred:

(1) Party A's credit status drops.

(2) Party A's main business profitability is not good.

(3) Party A contravenes the section on use of the loan.

(4) Party A violates the contract to circumvent entrusted payment of Party B by piecemeal way.

(5) Party A violates commitments issues.

(6) Party A violates the other situations under this contract.

Clause 7 Repayment

1. Party A’s repayment sources include but are not limited to revenues from normal operations.

2. Except agreed by Party A and Party B, Party A must repay 20 million Yuan under this contract on July 24th 2014.

3. If the above repayment date is not a banking day, repayment is delayed to the next banking day. If Party A cannot repay the loan on time, Party A should provide the written application for delaying repayment one month before the loan expiration to Party B.

5. Party B has the right to collect expired principal and interest from Party A’s account in Jiangsu Bank. If the collected money is a foreign currency, it will convert to RMB according to the rate announced by Party B.

Clause 8 All debts under the contract are guaranteed by SPRINGPOWER TECHNOLOGY (SHENZHEN) CO., LTD. And DANGYU PAN, who signed the guarantee contract (NO.B2161213000023 and B2161213000024) with Party B.

Clause 9 Representations and warranties

1. Party A’s qualification meets the requirements of related laws and regulations.

2. Party A has been granted all legal and valid authorizations to sign this contract and other relevant documents, and is able to perform its own responsibilities.

3. Party A will not violate any laws, normative documents and this contract by signing and performing the contract.

4. Party A does not have any pending litigations, arbitrations or administrative penalties.

5. Party A will cooperate with Party B in payment management of the loan, management after the loan and related examination.

6. The financial statements provided by Party A truly report Party A’s financial condition.

7. All information provided by Party A to Party B is true, legal and effective, without material misstatement and is not misleading.

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8. All information about Party A, guarantee, mortgager, mortgagor, mortgage and project which exists in this contract and the guarantee contract is true, complete, and accurate, without leaving any important fact out.

9. Party A has known the business scope and grant privilege of Party B. Party A has read all terms of the contract. Party B has explained homologous terms requested by Party A. Party A knows the meaning of all terms of the contract and homologous legal consequence. Signing the contract is the true will of Party A.

Clause 10 Rights and obligations of Party A

1. The rights of Party A

(1) Party A has the right to draw and use the loan according to this contract.

(2) Party A has the right to transfer the liability under this contract to third party, if Party A gets the written approval of Party B.

2. The obligations of Party A

(1) Party A should provide true documents to Party B.

(2) Party A should provide last month’s financial statement to Party B before the 20th of each month, and provide audited financial statements to Party B within 120 days after fiscal year, and provide changes and modifications of itself to Party B.

(3) Party A should accept and cooperate with Party B in surveying, supervising and examining credit conditions, related production, management, and financial operations.

(4) Party A should open a settlement account in Bank of Jiangsu, Shenzhen Sub-branch, and arrange settlement of both domestic and overseas accounts, foreign exchange settlement and sale and other intermediate business in Bank of Jiangsu or its sub-branch more than the proportion of the loan under the contract and all loans of Party A.

(5) Party A should use the loan according to the contract.

(6) Party B should repay principal and interest according to the contract.

(7) Party A should provide notice to Party B in writing before investing abroad, substantially increasingdebt financing, merging, or before a discretion, stock right transference, asset transference and any other major events. Party A should put safeguards of repaying principal, interest and other fees under the contract in place.

(8) If significant adverse things can affect the solvency/guarantee ability of Party A or guarantee, Party B should be informed by Party A or guarantee.

(10) If Party A is a group, Party B should be informed in writing within 10 days when the turnover of a connected transaction exceeds 10% of Party A’s net assets. The content of the report should include but not be limited to the relationships between the trading object and Party A, trading program and nature of the transaction, transaction amount or the corresponding proportion, and pricing basis(including the transactions which have no amount or only token payment).

(11) Ensuring cover insurance for the asset which is related to the loan to the insurance company as Party B requested, and designating Party B to be the beneficiary.

(12) If a notary agency mandates enforceable status to this contract, guarantor agrees to be enforced by the legislative body and gives up the right of defense.

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Clause 11 the rights and obligations of Party B

1. The rights of Party B

(1) Having the right to ask Party A to provide related information of the loan under the contract.

(2) Having the right to ask Party A to repay principal and interest on schedule or in advance.

(3) Having the right to know the production, financial condition, operation, and repayment plan. Having the right to extract and copy from account books, operation records and related information.

(4) Having the right to supervise how Party A uses the loan according to the contract.

(5) Having the right to collect principal, interest, and other related expenses from Party A’s account on schedule or in advance.

(6) If Party A fails to act or violates the obligations under the contract, Party B has the right to change the way of payment, and stop providing the loan or ask Party A to repay the loan in advance, and announce the acceleration of maturity of the loan.

(7) Party B has the right to call the loan advanced according to the situation of capital return of Party A.

(8) If Party A transfers the property right, changes system, reduces registered capital, or transfers obligatory rights and debts or something important, Party B has the right to ask Party A to repay principal, interest and other related fees under the contract, or request Party A to transfer all loan under the contract to the assignee agreed to by Party B, or ask Party A to provide other guarantee measures agreed to by Party B.

(9) Party B has the right to query the credit inquiry of Party A, the legal representative of Party A and executives of Party A, and has the right to provide the information of Party A to the people’s Bank of China etc.

2. The obligations of Party B

(1) Party B should provide the loan to Party A according to the contract.

(2) The financial conditions and operations of Party A should be kept secret by Party B, except as required by the laws, administrative laws and regulations, and normative documents requested.

Clause 12 Default

1. The occurrence of the following things constitute a default during the contract period:

(1) Party A fails to comply with clause 9 and clause 10, including not repaying the principal, interest and other payables on schedule under the contract.

(2) Party A does not perform its obligations under the contract and other related documents. If the above actions can be corrected, Party A should correct above actions to make Party B satisfied in 20 days since Party B sent written notice.

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(3) Termination of business, liquidation, restructuring, dissolution and bankruptcy of Party A by an active or passive means.

(4) Party A provides false materials or conceals any important fact of finance and operations.

(5) Party A breaks the financial target agreed in Clause 18 in the contract;

(6) Party A has financial losses or a deterioration of financial conditions which might affect the capacity for fulfilling the contract of Party A or Guarantor. Or Party A evades the bank debts on purpose.

(7) The project loan of Party A is canceled or impossible to implement.

(8) Party A uses false contracts with related parties to achieve capital or a line of credit from Party B or other banks.

(9) Party A is involved in illegal operations.

(10) Division, merger, important takeover, consolidation and reorganization of Party A.

(11) Party A violates other contracts signed with Party B or another third party, or is involved in litigation or arbitration because of those contracts.

(12) Controlling shareholder of Party A transfers its share, or significant items happen to the controlling shareholder, actual controller, legal representative, senior executives of Party A, including but not limited to being involved in illegal actions, litigation, arbitration, administrative penalty, deterioration of financial condition, bankruptcy, dissolution etc.

(13) Guarantor violates the contract, such as providing false information, violating other contracts signed by Party B or other third parties, becoming involved in litigation, arbitration, ceasing business, business failures, illegal actions, evading bank credit’s rights, merging, consolidating, reorganizing, and other situation which may affect guaranty ability of Guarantor.

(14) Defaults have occurred under other loan contracts or guaranty contracts signed between Party A and Party B.

(15) Other situations are or might be injured the safety of the loan.

2. When default happens, Party B will take one or a few following measures according to the nature and extent of the default:

(1) Asking Party A to correct the default and take remedial measures within a definite time.

(2) Changing the way of payment under the contract.

(3) Stopping providing remaining loan, cancelling remaining loan commitment, announcing the immediate expiration on the principal and interest under the contract, and calling the loan immediately.

(4) Accelrate the maturity of and declare immediately payable all principal and interest under other contracts signed between Party A and Party B.

(5) Freezing part or all deposit of Party A. Having the right to deduct the funds from Party A’s deposit accounts to pay off the principal, interest and other related expense under the contract. Foreign exchange purchasing is granted to Party B by Party A for repaying the principal and interest of foreign exchange loans.

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(6) Asking liability of guaranty from guarantor or handling the guarantee.

(7) Filing a lawsuit to the court, claiming indemnity for the principal, interest, expenses and other losses from Party A and guarantor by taking legal action.

(8) If the notary organ considers the contract as enforceable, enforcement can be applied to the court.

Clause 13 Expense

1. The expenses of credit information, notarization, testimony, register etc. under the contract should be afforded by Party A.

2. The expenses resulting from Party A not repaying the principal and interest on schedule should be paid by Party A, such as advertising fees, delivery fees, appraisal costs, counsel fees, legal fares, travel expenses, valuation fees, auction fees, property preservation fees, enforcement fees etc.

Clause 14 Transferring of obligation

1. Without the written approval from Party B, Party A cannot transfer any rights and obligations under the contract to a third party.

2. If Party A transfers the rights and obligations under the contract to a third party with the written approval of Party B, the third party should comply with all terms of the contract unconditionally.

Clause 15 Modification, dissolution and execution of civil right of the contract

1. If agreed by both parties, this contract can be modified and dissolved in writing.

2. Any tolerance, extension or delay from Party B to Party A of exercising of rights under this contract does not affect the rights Party B enjoys according to this contract and laws and regulations, and cannot be considered as approval to the default, and does not mean the waiverof the right.

3. If any terms of the loan become invalid for any reason, Party A still should perform the obligation of repayment. If above situation happens, Party B has the right to terminate this contract, and ask Party A to repay the principal, interest and other funds under this contract immediately.

4. Party B shoud be provided written notice of any changes of Party A’s abode, postal address, contact number, business scope, legal representative etc, within 10 days after the changes happen. It will be considered as if the information has been delivered if Party B sends related notices and documents according to primary address for Party A if Party A does not perform the above obligations.

5. Any related notices and documents should be sent in writing by both parties.

Clause 16 Party A agrees that the creditor’s rights under this contract can be enforced after notarization. When Party A does not carry out obligations under the contract completely or partly, Party B can apply enforcement to competent court.

Clause 17 Applicable Law and Resolution for dispute

The signing, effectiveness, interpretation, performance and settlement of disputes of this contract shall apply for the People's Republic of China's laws. If there are any disputes based on this contract, the contracting parties could attempt to resolve them through consultation. If negotiation fails, shall resolve the disputes according to the following way of     A    :

A. Institute legal proceeding to the court where the Party B located.

B.

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Clause 18 Other terms and conditions

1. This contract is the specific business of Maximum Amount Comprehensive Credit Line Contract (NO: SX161213000233).

2. The things which are not mentioned in this contract should be explained and settled according to relevant laws, administrative laws and regulations, normative documents and the related regulations of Bank of Jiangsu.

Clause 19 Effective and invalid of the contract

1. This contract is entered into in force upon the date when it is signed or sealed and affixed with official seals by the legal representative or entrusted agents of Party A and Party B.

2. This contract becomse invalid after Party A has repaid all principal and interest of the loan and other expenses.

This contract is signed in triplicate; each party (Party A, Party B and Guarantor) holds one copy, which has the equal legal effect.

/s/ [COMPANY SEAL]

Party A (Stamp):Shenzhen Highpower Technology Co., Ltd.

Signature of legal representative or deputy:

/s/ Dangyu Pan

/s/ [COMPANY SEAL]

Party B (Stamp): Bank of Jiangsu, Shenzhen Sub-branch.

Signature of legal representative or deputy:

/s/ Cheng Chen

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[FOR GUARANTEE AGREEMENTS RELATED TO THIS AGREEMENT, SEE THE MAXIMUM AMOUNT PERSONAL JOINT RESPONSIBILITY GUARANTEE AND THE MAXIMUM AMOUNT GUARANTY CONTRACT FILED WITH EXHIBIT 10.1 TO THE REGISTRANT’S QUARTERLY REPORT ON FORM 10-Q FOR THE QUARTER ENDED SEPTEMBER 30, 2013 FILED WITH THE SEC ON NOVEMBER 14, 2013.]